[TS Draft of 12/21/05]

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 20, 2005
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                     Commission File Number 000-51158
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                                TRUEYOU.COM, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                   13-4024017
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                        (IRS Employer Identification No.)



             501 Madison Avenue, Suite 407, New York, New York 10022
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                    (Address of principal executive offices)


        Registrant's telephone number including area code: (212) 838-7080
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             750 Third Avenue, Suite 1600, New York, New York 10017
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          (Former name or former address, if changed since last report)

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Item 5.03   Amendment to Articles of Incorporation or Bylaws; Change in
            Fiscal Year.

         On December 20, 2005, TrueYou.Com, Inc. (the "Registrant") entered into a Share Exchange Agreement (the "Share Exchange Agreement") with Advanced Aesthetics, Inc., a Delaware corporation ("AAI"), and the securityholders of AAI (the "AAI Securityholders") pursuant to which the AAI Securityholders received newly issued securities of the Registrant in exchange for their securities of AAI.

         On December 20, 2005, the Registrant's Board of Directors determined to change its fiscal year from December 31 to match AAI's June 30 fiscal year, commencing with the fiscal year ending June 30, 2006. The Registrant will continue to file all periodic reports under the Exchange Act on the basis of a June 30 fiscal year end.

Item 7.01    Regulation FD Disclosure.

         On December 22, 2005, the Registrant issued a press release relating to the Share Exchange Agreement. A copy of the text of the press release is attached as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits.

         (c)      Exhibits

    Exhibit No.                            Description


         99.1     Press Release dated as of December 22, 2005



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                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 23, 2005

                                          TRUEYOU.COM, INC.


                                          By: /s/ John Higgins
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                                              Name: John Higgins
                                              Title: President





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